COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2015
Notes to Financial Statements
NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

On May 17, 2013, the Company received notification from Zydus Pharmaceuticals (USA) Inc. ("Zydus") that Zydus had submitted Abbreviated New Drug Application No. 204663 to the FDA seeking approval to engage in the commercial manufacture, use or sale of generic versions of the 15 mg and 30 mg dosages of our SuprenzaÒ tablets. The notification informed the Company that Zydus was seeking to manufacture and sell its generic product prior to the expiration of U.S. Patent No. 6,149,938 (the "938 patent") which is listed in the Orange Book and covers SuprenzaÒ, and that the Zydus ANDA contained a certification that its proposed generic product does not infringe the '938 patent ("Paragraph IV Certification"). On June 19, 2013, the Company received a separate notification from Zydus that it was also pursuing approval for the 37.5 mg dosage of SuprenzaÒ under the same-numbered ANDA, with a separate Paragraph IV Certification.

In response, within 45 days of receiving the first notification from Zydus, the Company and our partners (Alpex Pharma, S.A. and Prenzamax, LLC), filed suit against Zydus and its parent Cadila Healthcare Limited (d/b/a Zydus Cadila) in Federal District Court in Delaware and New Jersey for infringement of the 938 patent pursuant, pursuant to the Hatch-Waxman statutory regime.

Several months after initiation of the suit, the Company initiated discussions with Zydus to seek a resolution to this dispute. We diligently negotiated a settlement agreement and dismissal of the pending lawsuit to the mutual satisfaction of all parties. As a result of this mutual agreement, the district court officially terminated the suit on November 21, 2014. The terms of the settlement agreement remain confidential per mutual agreement of the parties. The resolution of this matter has been deemed a success by Akrimax and its partners Citius, Prenzamax, and Alpex.

On November 24, 2015, a petition for inter partes review (the "Petition") was filed by Mr. J. Kyle Bass and Mr. Erich Spengenberg with the Patent Trial and Appeal Board (the "PTAB") of the U.S. Patent and Trademark Office ("USPTO"), challenging claims of U.S. Patent No. 8.440.170 (the "170 Patent"), titled "Orally Disintegrating Tablets with Speckled Appearance," which patent is owned by Alpex Pharma and is licensed by the Company. The inter partes review procedure allows a party to challenge the patentability of a patent before the PTAB. A patentability trial will commence if the PTAB decides to institute the inter partes review proceedings after considering the Petition and Alpex's preliminary response to the Petition. Pursuant to our agreement with Alpex, it is Alpex's primary responsibility to defend the patents. Alpex is reviewing its options and will inform us of its decision accordingly.  If Alpex elects to not defend this patent, then we have the right to do so. The 170 patent relates to the appearance of the Suprenza tablets and we believe that loss of this patent  will not have any impact on the Suprenza sales. Since we have already settled with Zydus on the main patent and we fully expect to have competition to our Suprenza, we are unlikely to defend this patent.